UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PROTHENA CORPORATION PUBLIC LIMITED COMPANY
(Name of registrant as specified in its charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V87477-P46041  PROTHENA CORPORATION PLC (THE “COMPANY”)  2026 Annual General Meeting  Vote by May 13, 2026  11:59 PM ET  Vote in Person at the Meeting*  May 14, 2026  4:00 P.M. Local Time  The Merrion Hotel Upper Merrion Street  Dublin 2, D02 KF79, Ireland  *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  You invested in PROTHENA CORPORATION PLC (THE “COMPANY”) and it’s time to vote!  You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 14, 2026.  Get informed before you vote  View the Combined Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of  the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  PROTHENA CORPORATION PLC  77 SIR JOHN ROGERSON’S QUAY, BLOCK C GRAND CANAL DOCKLANDS  DUBLIN 2, D02 VK60, IRELAND

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  V87478-P46041  1. To elect, by separate resolutions, two directors to hold office until no later than the Annual General Meeting of the Company’s Shareholders in 2029, unless they resign, are removed from office, or are otherwise disqualified from serving as directors of the Company.  For  Nominees:  1a. Shane M. Cooke  1b. Dennis J. Selkoe  For  2. To ratify, in a non-binding vote, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for its fiscal year 2026, and to authorize, in a binding vote, the Company’s Board of Directors, acting through its Audit Committee, to approve the remuneration of that auditor.  For  3. To approve, in a non-binding advisory vote, the compensation of the executive officers named in the Company’s Proxy Statement for the Annual General Meeting.  For  NOTE: To transact such other business as may properly come before the Annual General Meeting.  Voting Items  Board Recommends